Exhibit 10.6

SCHEDULE OF OMITTED CONTRACTS FOR THE PROVISION OF ENERGY SERVICES FROM VOTENER

As the below purchase and sale agreements for electric energy are identical in every case except for the point of delivery, term of the agreement, price per megawatt, total megawatt amount and purchaser details, we have, for ease of reference, filed only one purchase and sale agreement for electric energy, as well as all subsequent amendments, as Exhibits 10.3, 10.4 and 10.5, respectively, and provided this schedule to indicate the agreements that we have omitted from filing as exhibits to this Amendment No. 1 to Form F-1.

1.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VCB-TOCANTINS), dated December 1, 2009, as amended on January 3, 2011 and as further amended on January 3, 2012.

2.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VCB-CMAG-NOBRES), dated December 1, 2009, as amended on January 3, 2011 and as further amended on January 3, 2012.

3.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VCB-SALTO DE PIRAPORA), dated December 1, 2009, as amended on January 3, 2011 and as further amended on January 3, 2012.

4.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VCB-RIO NEGRO), dated December 1, 2009, as amended on January 3, 2011 and as further amended on January 3, 2012.

5.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VCB-PARANÁ), dated December 1, 2009, as amended on January 3, 2011 and as further amended on January 3, 2012.

6.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VCB-ITAÚ DE MINAS), dated December 1, 2009, as amended on January 3, 2011 and as further amended on January 3, 2012.

7.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VCB-ITAJAÍ), dated December 1, 2009, as amended on January 3, 2011 and as further amended on January 3, 2012.

8.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VCB_CUBATÃO), dated December 1, 2009, as amended on January 3, 2011 and as further amended on January 3, 2012.

9.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VCB_CORUMBÁ), dated December 1, 2009, as amended on January 3, 2011 and as further amended on January 3, 2012.

10.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VC_CAJAMAR), dated January 3, 2011 and as amended on January 3, 2012.

11.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VC-VIDAL RAMOS), dated January 3, 2011 and as amended on January 3, 2012.

12.	Purchase and Sale Agreement for Electric Energy between VOTENER – VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS BRASIL S.A., (VC_IMBITUBA), dated January 3, 2011 and as amended on January 3, 2012.

2